SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 21, 2005 (December 21, 2005)

MARQUEE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-122636	77-0642885
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

920 Main Street, Kansas City, Missouri 64105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

On December 21, 2005, AMC Entertainment Inc. (“AMCE”) and Loews Cineplex Entertainment Corporation (“Loews”) issued a press release that their respective holding companies, Marquee Holdings Inc. and LCE Holdings, Inc., have entered into final judgments with the Antitrust Division of the United States Department of Justice and the States of California, Illinois, Massachusetts, New York and Washington and the District of Columbia.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 –  Press Release of AMCE, issued December 21, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2005

MARQUEE HOLDINGS INC.

/s/ Craig R. Ramsey
Name:	Craig R. Ramsey
Title:	Executive Vice President and Chief
Financial Officer